                                SECOND AMENDMENT

                  SECOND AMENDMENT (this "Amendment"), dated as of May 24, 2004, among BCP CRYSTAL HOLDINGS LTD. 2, a company incorporated with limited liability under the laws of the Cayman Islands ("Holdings"), BCP CAYLUX HOLDINGS
LUXEMBOURG S.C.A., a corporation partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg ("Parent"),
CELANESE AMERICAS CORPORATION, a Delaware corporation ("CAC"), the lenders party to the Credit Agreement referred to below from time to time (the "Lenders"),
MORGAN STANLEY SENIOR FUNDING, INC. ("Morgan Stanley"), as global coordinator
(the "Global Coordinator"), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK
SECURITIES INC. and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers
(in such capacity, the "Joint Lead Arrangers"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Holdings, Parent, CAC, certain subsidiaries of Parent from time to time party thereto as a borrower under the Revolving Facility provided for therein (in such capacity, the "Subsidiary Revolving Borrowers"), the Lenders, the Global Coordinator, the Agents and the Joint Lead Arrangers are
parties to a Credit Agreement, dated as of April 6, 2004 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement, as provided below;

                  NOW, THEREFORE, it is agreed:

                  1. Notwithstanding any provision of the Credit Agreement to the contrary, (i) requests for Letters of Credit may be given by any Loan Party
(on its own behalf or on behalf of any other Loan Party, in each case to the extent such Person is entitled to have the requested Letter of Credit opened for its account), (ii) a Letter of Credit, although opened for the account of a Loan
Party entitled to have such Letter of Credit opened for its own account, may be stated to be issued on behalf of another Subsidiary, (iii) Letters of Credit
(including Existing Letters of Credit) shall include bank guarantees and (iv)
Letters of Credit denominated in Canadian dollars may be issued thereunder up to an aggregate stated amount not in excess of 35 million Canadian dollars, which all computations of outstandings to be made by including the Dollar equivalent of the stated amount of such Canadian dollar denominated Letters of Credit by reference to an Exchange Rate set on each Reset Date.

                  2. This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any other provision of the
Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of
counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Term Borrower and the Administrative
Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW
OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the
"Amendment Effective Date") when each of Holdings, the Term Borrower, CAC and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New
York, NY 10036 Attention: Denise A. Diallo (facsimile number 212-354-8113).

                  6. From and after the Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                                      -2-

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       BCP CRYSTAL HOLDINGS LTD. 2

                                       By: /s/ Anjan Mukherjee
                                           -------------------------------
                                           Name: Anjan Mukherjee
                                           Title: Director

                                      -3-

                                      BCP CAYLUX HOLDINGS LUXEMBOURG
                                        S.C.A.

                                      By its Manager, BCP CAYLUX HOLDINGS LTD. 1

                                      By: /s/ Anjan Mukherjee
                                          --------------------------------------
                                          Name: Anjan Mukherjee
                                          Title: Director

                                      -4-

                                  CELANESE AMERICAS CORPORATION

                                  By: /s/ Michael E. Grom
                                      ------------------------------------------
                                      Name: Michael E. Grom
                                      Title: Vice President - Finance, Principal
                                             Financial Officer & Treasury

                                  By: /s/ Julie K. Chapin
                                      ------------------------------------------
                                      Name: Julie K. Chapin
                                      Title: Vice President - Law, Principal
                                             Executive Officer & Secretary

                                      -5-

                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                         as Administrative Agent and as Lender

                                       By: /s/ Carin M. Keegan
                                           -------------------------------------
                                           Name: Carin M. Keegan
                                           Title: Vice President

                                       By: /s/ Scottye Lindsey
                                           -------------------------------------
                                           Name: Scottye Lindsey
                                           Title: Director

                                      -6-

                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                           as Global Coordinator and as Lender

                                       By: /s/ Eugene F. Martin
                                           -------------------------------------
                                           Name: Eugene F. Martin
                                           Title: Vice President

                                      -7-

                                         DEUTSCHE BANK AG, CAYMAN ISLANDS
                                           BRANCH, solely as Deposit Bank

                                         By: /s/ Carin M. Keegan
                                             -----------------------------------
                                             Name: Carin M. Keegan
                                             Title: Vice President

                                         By: /s/ Scottye Lindsey
                                             -----------------------------------
                                             Name: Scottye Lindsey
                                             Title: Director

                                         DEUTSCHE BANK AG, NEW YORK BRANCH,
                                           as Administrative Agent and as Lender

                                         By: /s/ Carin M. Keegan
                                             -----------------------------------
                                              Name: Carin M. Keegan
                                              Title: Vice President

                                         By: /s/ Scottye Lindsey
                                             -----------------------------------
                                             Name: Scottye Lindsey
                                             Title: Director

                                         MORGAN STANLEY SENIOR FUNDING, INC.,
                                           as Global Coordinator and as Lender

                                         By: /s/ Eugene F. Martin
                                             -----------------------------------
                                             Name: Eugene F. Martin
                                             Title: Vice President

                                      -8-

                                         DEUTSCHE BANK AG, CAYMAN ISLANDS
                                             BRANCH, solely as Deposit Bank

                                         By: /s/ Carin M. Keegan
                                             -----------------------------------
                                             Name: Carin M. Keegan
                                             Title: Vice President

                                         By: /s/ Scottye Lindsey
                                             -----------------------------------
                                             Name: Scottye Lindsey
                                             Title: Director

                                      -9-